CONFORMED COPY
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (date of earliest event reported): July 22, 2003


                             MATRIA HEALTHCARE, INC.



        Delaware                     0-20619                  58-2205984
 (State of Incorporation)         SEC File Number           (IRS Employer
                                                          Identification No.)



                               1850 Parkway Place
--------------------------------------------------------------------------------
                               Marietta, GA 30067
          (Address, including zip code, of principal executive offices)

        Registrant's telephone number, including zip code (770) 767-4500

                                 Not applicable
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

         99.1 Press Release dated July 22, 2003, with respect to Matria's financial results for quarter ended June 30, 2003.

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12).

     The following information on this Form 8-K and the attached Exhibit is furnished pursuant to Item 12, "Results of Operations and Financial Condition," and Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On July 22, 2003, Matria Healthcare, Inc. ("Matria") issued a press release (the "Press Release") announcing its 2003 consolidated financial results for the quarter ended June 30, 2003. The Press Release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Matria's Quarterly Report on Form 10-Q. A copy of the Press Release is attached hereto as
Exhibit 99.1.

     In addition to discussing Matria's consolidated financial results as determined by generally accepted accounting standards ("GAAP"), the Press Release discloses earnings before interest, taxes, depreciation and amortization ("EBITDA"), a non-GAAP measure that Matria's management believes provides useful information to investors regarding Matria's ability to generate cash flows that can be used to service its debt and support operational cash needs. EBITDA is also a component of certain financial covenants in Matria's credit facility. The Press Release also contains a reconciliation of EBITDA to earnings before income taxes, a GAAP measure.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MATRIA HEALTHCARE, INC.



                                       By: /s/ Parker H. Petit
                                           -------------------
                                           Parker H. Petit
                                           Chairman and Chief Executive Officer

Date:  July 22, 2003

                                  EXHIBIT INDEX


Exhibit
Number        Description of Exhibits
--------      ------------------------

99.1 Press Release, dated July 22, 2003, with respect to Matria's financial results for quarter ended June 30, 2003.